Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,664,935,500.00
Previously Paid Amount	0.00
Total Fee Amount	229,927.59
Total Offset Amount	0.00
Net Fee	$ 229,927.59
Final Prospectus	false